October 19, 2023 Q3 2023 – Supplemental Information 1 Exhibit 99.2

Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect the current views of BankUnited, Inc. (“BankUnited,” “BKU” or the “Company”) with respect to, among other things, future events and financial performance. The Company generally identifies forward-looking statements by terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “could,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” "forecasts" or the negative version of those words or other comparable words. Any forward-looking statements contained in this presentation are based on the historical performance of the Company and its subsidiaries or on the Company’s current plans, estimates and expectations. The inclusion of this forward-looking information should not be regarded as a representation by the Company that the future plans, estimates or expectations contemplated by the Company will be achieved. Such forward-looking statements are subject to various risks and uncertainties and assumptions, including (without limitation) those relating to the Company’s operations, financial results, financial condition, business prospects, growth strategy and liquidity, including as impacted by external circumstances outside the Company's direct control, such as but not limited to adverse events or conditions impacting the financial services industry. If one or more of these or other risks or uncertainties materialize, or if the Company’s underlying assumptions prove to be incorrect, the Company’s actual results may vary materially from those indicated in these statements. These factors should not be construed as exhaustive. The Company does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. A number of important factors could cause actual results to differ materially from those indicated by the forward-looking statements. Information on these factors can be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 and any subsequent Quarterly Report on Form 10-Q or Current Report on Form 8-K, which are available at the SEC’s website (www.sec.gov). 2

Quarterly Highlights 3

Improve Asset Mix Improve Funding Profile 2 Maintain Robust Liquidity and Capital Improve Net Interest Margin Execution on Near-term Strategic Priorities Manage Expenses 5 4 3 4 1 • NIDDA grew by $52 million and was stable at 28% of deposits • Non-brokered deposits grew by $484 million • Paid off $1 billion in wholesale funding • Resi and securities declined by $483 million • Core C&I and CRE loans grew by $147 million • Net interest margin expanded to 2.56% from 2.47% • Same day available liquidity $14.4 billion • Available liquidity 161% of uninsured, uncollateralized deposits • CET 1 ratio of 11.4% • Operating expenses flat to prior quarter Built Reserves 6 • ACL/Loans increased to 0.80% • Annualized net charge-offs 0.07%

Topics of Current Interest Capital • CET1 ratios of 11.4% at the holding company and 13.2% at the bank • Pro-forma holding company CET1 of 9.8% including AOCI • Book value and tangible book value per share of $33.92 and $32.88 Deposits and Funding • Total deposits grew by $274 million in Q3 • Non-brokered deposits grew by $484 million • Non-interest bearing DDA stable at 28% of total deposits • FHLB advances paid down by $810 million Asset Quality • Low NPA ratio of 0.40% at September 30; 0.29% excluding guaranteed portion of non-accrual SBA loans • Annualized net charge-off rate of 0.07% High Quality CRE Portfolio • High quality CRE portfolio; wtd average DSCR 1.80; wtd average LTV 55.8%; 58% Florida • CRE office wtd average DSCR 1.69; wtd average LTV 64.1%; 58% Florida • Substantially all CRE loans are performing • CRE to total loans 24% • CRE to total risk based capital 168% 1. Tangible book value per share is a non-GAAP financial measure. See section entitled “Non-GAAP Financial Measures” on page 33 5 Net Interest Margin • Net interest margin expanded to 2.56% from 2.47% for the prior quarter • Cost of deposits of 2.74% • Yield on interest earning assets of 5.52%

Highlights from Third Quarter Earnings

BankUnited

($ in millions, except per share data)	Q3'23	Q2'23	Q3'22	Change From Q2'23	Change From Q3'22	Key Highlights
Net Interest Income	$215	$214	$236	$1	$(21)	
Provision for Credit Losses	$33	$16	$4	$17	$29	Less favorable economic outlook impacted quantitative modeling
Total Non-interest Income	$28	$25	$23	$3	$5	
Total Non-interest Expense	$147	$145	$138	$2	$9	
Net Income	$47	$58	$88	$(11)	$(41)	
Pre-Provision, Net Revenue (PPNR)[3]	$95	$94	$121	$1	$(26)	
EPS	$0.63	$0.78	$1.12	$(0.15)	$(0.49)	
Period-end Core C&I and CRE loans	$14,251	$14,104	$13,283	$147	$968	
Period-end Loans	$24,356	$24,630	$24,267	$(274)	$89	Strategic runoff in residential and equipment/franchise lending
Period-end Non-interest DDA	$7,357	$7,305	$8,794	$52	$(1,437)	YoY impacted by cyclicality in residential real estate sector
Period-end Deposits	$26,113	$25,839	$27,349	$274	$(1,236)	
Loans to Deposits	93.3%	95.3%	88.7%	(2.0)%	4.6%	
CET1	11.4%	11.2%	11.3%	0.2%	0.1%	
Total Capital	13.4%	13.0%	13.0%	0.4%	0.4%	
Yield on Loans	5.54%	5.35%	4.11%	0.19%	1.43%	
Yield on Securities	5.48%	5.19%	3.12%	0.29%	2.36%	
Cost of Deposits	2.74%	2.46%	0.78%	0.28%	1.96%	
Net Interest Margin	2.56%	2.47%	2.76%	0.09%	(0.20)%	
Non-performing Assets to Total Assets[1]	0.40%	0.34%	0.43%	0.06%	(0.03)%	Increase primarily related to franchise finance segment
Allowance for Credit Losses to Total Loans	0.80%	0.68%	0.54%	0.12%	0.26%	
Net Charge-offs to Average Loans[2]	0.07%	0.09%	0.16%	(0.02)%	(0.09)%	

1. Includes guaranteed portion of non-accrual SBA loans.
2. Annualized for the periods ended September 30, 2023 and June 30, 2023.
3. PPNR is a non-GAAP financial measure. See section entitled "Non-GAAP Financial Measures" on page 34

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Deposits 7

Deposit Mix and Cost of Deposits Impacted by Current Rate Environment ($ in millions) $23,474 $24,395 $27,496 $29,438 $27,509 $25,839 $26,113 $6,820 $7,347 $4,807 $3,384 $4,268 $5,520 $5,190 $11,262 $10,622 $12,660 $13,369 $13,061 $10,084 $10,276 $1,771 $2,131 $3,020 $3,709 $2,142 $2,930 $3,290 $3,621 $4,295 $7,009 $8,976 $8,038 $7,305 $7,357 Non-interest Demand Interest Demand Money Market / Savings Time 12/31/18 12/31/19 12/31/20 12/31/21 12/31/22 06/30/23 09/30/23 Quarterly Cost of Deposits 1.52% 1.48% 0.43% 0.19% 1.42% 2.46% 2.74% Non-interest bearing as a % of Total Deposits 15.4% 17.6% 25.5% 30.5% 29.2% 28.3% 28.2% 8 • 60% of deposits commercial or municipal • Approximately 80% of commercial deposits considered relationship deposits • Diverse deposit book by industry sector; largest segment title solutions at $2.8 billion ◦ Approximately 80% of deposits in this segment are in operating accounts

Cost of Funds Trend 9 1.42% 0.36% 0.16% 1.92% 2.60% 2.84% 1.75% 0.25% 0.25% 4.50% 5.25% 5.50% Spot APY - Total Deposits Target Federal Funds Rate Upper Bound 12/31/19 12/31/20 12/31/21 12/31/22 06/30/23 09/30/23 (1.00)% —% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% Spot Average Annual Percentage Yield (“APY”) At December 31, 2019 At December 31, 2020 At December 31, 2021 At December 31, 2022 At June 30, 2023 At September 30, 2023 Total non-maturity deposits 1.11% 0.29% 0.14% 1.83% 2.30% 2.54% Total interest-bearing deposits 1.71% 0.48% 0.23% 2.66% 3.53% 3.87% Total deposits 1.42% 0.36% 0.16% 1.92% 2.60% 2.84% Spread Between Fed Funds Upper Bound and Spot APY of Total Deposits

Loans and the Allowance for Credit Losses 10

11 Prudently Underwritten and Well-Diversified Loan Portfolio At September 30, 2023 ($ in millions) Loan Portfolio Over Time $5,661 $6,348 $8,368 $8,901 $8,606 $8,381 $7,493 $6,896 $5,702 $5,700 $5,696 $5,742 $6,718 $6,448 $6,735 $8,305 $8,407 $8,508 $768 $1,259 $1,092 $525 $523 $408 $2,515 $2,915 $1,868 $1,455 $1,398 $1,317$23,155 $23,866 $23,765 $24,886 $24,630 $24,356 Other (1) Mortgage Warehouse Lending C&I CRE Residential 12/31/19 12/31/20 12/31/21 12/31/22 06/30/23 09/30/23 1. Includes Pinnacle municipal finance, franchise and equipment finance, and PPP.

High Quality CRE Portfolio At September 30, 2023 ($ in millions) Property Type Balance % of Total CRE FL NY Tri State Other Wtd. Avg. DSCR Wtd. Avg. LTV Office $ 1,831 32% 58% 24% 18% 1.69 64.1 % Warehouse/Industrial 1,261 21% 58% 9% 33% 1.98 51.6 % Multifamily 831 14% 48% 52% — % 1.97 45.1 % Retail 846 15% 58% 25% 17% 1.65 60.4 % Hotel 432 8% 80% 4% 16% 2.08 49.8 % Construction and Land 445 8% 55% 43% 2 % N/A N/A Other 96 2% 75% 11% 14% 2.08 47.3% $ 5,742 100% 58% 25% 17% 1.80 55.8% 12 Insignificant amount of non-performing CRE loans (other than non-accrual SBA guaranteed loans of $14 million) Florida NY Tri State Property Type Wtd. Avg. DSCR Wtd. Avg. LTV Wtd. Avg. DSCR Wtd. Avg. LTV Office 1.74 64.9% 1.57 58.5 % Warehouse/Industrial 2.12 50.7% 1.81 38.0 % Multifamily 2.74 42.0% 1.26 48.1 % Retail 1.82 57.8% 1.24 65.0 % Hotel 2.17 47.6% 1.99 21.6 % Other 2.30 44.2% 1.13 72.6% 2.00 55.2% 1.40 52.6%

Manageable CRE Maturity Risk At September 30, 2023 ($ in millions) Property Type Maturing in the Next 12 Months % Maturing in the Next 12 Months Fixed Rate or Swapped Maturing in the Next 12 Months Fixed Rate to Borrower as a % of Total Portfolio Office $ 338 18% $ 234 13 % Warehouse/Industrial 81 6% 69 5 % Multifamily 81 10% 34 4 % Retail 154 18% 82 10 % Hotel 40 9% 15 3 % Construction and Land 134 30% — — % Other 26 27% 26 27% $ 854 15% $ 460 8% 13 Just 8% of total CRE portfolio fixed and maturing in the next 12 months Property Type 2023 2024 2025 2026 Thereafter Total Office $ 172 $ 235 $ 406 $ 339 $ 679 $ 1,831 Warehouse/Industrial 40 113 156 370 582 1,261 Multifamily 3 111 80 189 448 831 Retail 70 106 140 203 327 846 Hotel 26 18 45 218 125 432 Construction and Land 1 175 101 52 116 445 Other 12 13 8 27 36 96 $ 324 $ 771 $ 936 $ 1,398 $ 2,313 $ 5,742 Maturity Distribution of CRE Loans

CRE Office Portfolio - Additional Information At September 30, 2023 14 • Rent rollover in next 12 months approximately 11% of the total office portfolio; 14% for FL and 6% in NY Tri State • Manhattan portfolio has approximately 95% occupancy and rent rollover in the next 12 months of 5% • Substantially all of the Florida portfolio is suburban • 17% of the total office portfolio is medical office 44% 19% 20% 12% 4% 1% Manhattan NY Tri-State Other Long Island Queens Brooklyn Bronx 28% 23%21% 11% 7% 10% Tampa Orlando Boca/Palm Beach Broward Miami-Dade Other NY Tri-State by Sub-Market Florida by Sub-Market

Granular, Diversified Commercial & Industrial Portfolio At September 30, 2023 ($ in millions) Industry Balance(1) % of Portfolio Finance and Insurance $ 1,612 19.0 % Manufacturing 828 9.8 % Educational Services 709 8.3 % Utilities 636 7.5 % Wholesale Trade 629 7.4 % Information 578 6.8 % Health Care and Social Assistance 540 6.3 % Real Estate and Rental and Leasing 508 6.0 % Transportation and Warehousing 402 4.7 % Construction 383 4.5 % Retail Trade 301 3.5 % Professional, Scientific, and Technical Services 288 3.4 % Public Administration 249 2.9 % Other Services (except Public Administration) 239 2.8 % Administrative and Support and Waste Management 198 2.3 % Arts, Entertainment, and Recreation 191 2.2 % Accommodation and Food Services 150 1.8 % Other 68 0.8% $ 8,509 100.0% 151. Includes $1.9 billion of owner-occupied real estate Geographic Distribution Florida 36% New York Tri-State 31% Other 33%

Drivers of Change in the ACL - Current Quarter ($ in millions) $166.8 $12.3 $17.5 $(1.6) $(2.9) $4.0 $196.1 Risk Rating Migration and Specific Reserves Economic Forecast Net Charge- Offs Change in Qualitative Overlay ACL 09/30/23 ACL 06/30/23 0.80%0.68%% of Total Loans 16 • Current market adjustment • Changes to forward path of economic forecast Other • Portfolio and assumption changes • New Loans, net of Runoff

Allocation of the ACL
($ in millions)

BankUnited

	December 31, 2022		June 30, 2023		September 30, 2023	
	Balance	% of Loans	Balance	% of Loans	Balance	% of Loans
Residential	$ 11.7	0.13 %	$ 8.9	0.10 %	$ 8.0	0.10 %
Commerical:						
Commercial real estate	24.8	0.43 %	29.7	0.52 %	34.8	0.61 %
Commercial and industrial	97.2	1.10 %	121.0	1.35 %	140.5	1.58 %
Pinnacle - municipal finance	0.2	0.02 %	0.2	0.02 %	0.2	0.03 %
Franchise finance	11.7	4.63 %	4.3	2.07 %	9.0	4.56 %
Equipment finance	2.3	0.82 %	2.7	1.16 %	3.6	1.63 %
Total commercial	136.2	0.85 %	157.9	0.99 %	188.1	1.18 %
Allowance for credit losses	**$ 147.9**	0.59 %	**$ 166.8**	0.68 %	**$ 196.1**	0.80 %

Office Portfolio ACL: 0.99% at September 30, 2023

Asset Quality Ratios	December 31, 2022	June 30, 2023	September 30, 2023
Non-performing loans to total loans[1]	0.42 %	0.48 %	0.56 %
Non-performing assets to total assets[1]	0.29 %	0.34 %	0.40 %
Allowance for credit losses to non-performing loans[1]	140.88 %	140.52 %	143.22 %
Net charge-offs to average loans[2]	0.22 %	0.09 %	0.07 %

1. Non-performing loans and assets include the guaranteed portion of non-accrual SBA loans totaling $37.8 million, $35.9 million and $40.3 million or 0.16%, 0.15% and 0.16% of total loans and 0.11%, 0.10% and 0.11% of total assets at September 30, 2023, June 30, 2023 and December 31, 2022, respectively.
2. Annualized for the periods ended June 30, 2023 and September 30, 2023.

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Asset Quality Metrics 18 Non-Performing Loans to Total Loans Non-Performing Assets to Total Assets Net Charge-offs to Average Loans 0.88% 1.02% 0.87% 0.42% 0.48% 0.56% 0.68% 0.80% 0.68% 0.26% 0.33% 0.40% Incl. guaranteed portion of non-accrual SBA loans Excl. guaranteed portion of non-accrual SBA loans 12/31/19 12/31/20 12/31/21 12/31/22 06/30/23 09/30/23 —% 0.25% 0.50% 0.75% 1.00% 1.25% 0.63% 0.71% 0.58% 0.29% 0.34% 0.40% 0.49% 0.56% 0.45% 0.18% 0.24% 0.29% Incl. guaranteed portion of non-accrual SBA loans Excl. guaranteed portion of non-accrual SBA loans 12/31/19 12/31/20 12/31/21 12/31/22 06/30/23 09/30/23 —% 0.25% 0.50% 0.75% 1.00% 1.25% 0.05% 0.26% 0.29% 0.22% 0.07% 12/31/19 12/31/20 12/31/21 12/31/22 09/30/23 —% 0.20% 0.40% 0.60%

Non-Performing Loans by Portfolio Segment ($ in millions) 19 $205 $244 $206 $105 $119 $137 $19 $29 $29 $21 $23 $21 $24 $60 $30 $3 $3 $65 $43 $58 $22 $48 $48 $21 $14 $45 $33 $13 $4 $18 $46 $51 $46 $40 $36 $38 $16 $16 $10 $9 $5 $9 Non-Guaranteed Portion of SBA Guaranteed Portion of SBA Franchise Equipment C&I CRE Residential and Other Consumer 12/31/19 12/31/20 12/31/21 12/31/22 06/30/23 09/30/23 NPLs Remain Below Pre-Pandemic Levels

Criticized and Classified Loans ($ in millions) 20 Commercial Real Estate(1) Commercial(1)(2) Special Mention Substandard Accruing Substandard Non-accruing and Doubtful 12/31/19 12/31/20 12/31/21 12/31/22 09/30/23 $— $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 12/31/19 12/31/20 12/31/21 12/31/22 09/30/23 $— $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 Criticized and Classified CRE by Property Type at September 30, 2023 $98 $40 $63 $90 $42 $16 $15 Multifamily Hotel Retail Office Construction & Land Other SBA 1. Excludes SBA 2. Includes Pinnacle, franchise finance and equipment finance $146 $14 $73 $91 $2 $30 Criticized and Classified CRE by Property Type at December 31, 2022

Asset Quality - Delinquencies ($ in millions) 21 Commercial(1) CRE 12/31/19 12/31/20 12/31/21 12/31/22 09/30/23 $— $20 $40 $60 $80 $100 Residential(2) 12/31/19 12/31/20 12/31/21 12/31/22 09/30/23 $— $20 $40 $60 $80 $100 30-59 Days PD 60-89 Days PD 90 Days+ PD 12/31/19 12/31/20 12/31/21 12/31/22 09/30/23 $— $20 $40 $60 $80 $100 1. Includes Pinnacle, franchise finance and equipment finance 2. Excludes government insured residential loans

Residential Portfolio Overview At September 30, 2023 22 Residential Loan Product Type FICO Distribution(1) Breakdown by LTV 1. Excludes government insured residential loans. FICOs are refreshed routinely. LTVs are typically based on valuation at origination Prior 19% 2019 4% 2020 13%2021 43% 2022 17% 2023 4% >759 76% 720-759 15% <720 or NA 9% Breakdown by Vintage(1) 60% or less 35% 61% - 70% 25% 71% - 80% 39% More than 80% 1% 30 Yr Fixed 32% 15 & 20 Year Fixed 13% 10/1 ARM 12% 5/1 & 7/1 ARM 26% Formerly Covered <1% Govt Insured 17% High quality residential portfolio consists primarily of high FICO, low LTV, prime jumbo mortgages with de-minimis charge-offs since inception as well as government insured loans

Investment Portfolio 23

High Quality, Short-Duration Securities Portfolio ($ in millions) December 31, 2022 June 30, 2023 September 30, 2023 Portfolio Net Unrealized Loss Fair Value Net Unrealized Loss Fair Value Net Unrealized Loss Fair Value US Government and Agency $ (146) $ 2,780 $ (132) $ 2,686 $ (144) $ 2,642 Private label RMBS and CMOs (334) 2,531 (318) 2,384 (353) 2,290 Private label CMBS (121) 2,524 (98) 2,282 (95) 2,256 Single family real estate-backed securities (32) 470 (23) 438 (25) 393 CLOs (30) 1,136 (19) 1,081 (12) 1,048 Other (11) 213 (9) 196 (15) 202 $ (674) $ 9,654 $ (599) $ 9,067 $ (644) $ 8,831 Portfolio Composition US Government and Agency 30% Private label RMBS and CMOs 26% Private label CMBS 26% Single family real estate- backed securities 4% CLOs 12% Other 2% Rating Distribution GOV 30% AAA 60% AA 7% A 2% NR 1% • No expected credit losses on AFS securities • AFS portfolio duration of 2.02; approximately 68% of the portfolio floating rate • HTM securities totaling $10 million with unrealized loss of $0.1 million 24

High Quality, Short-Duration Securities Portfolio At September 30, 2023 Strong credit enhancement levels Private Label RMBS Subordination Wtd. Avg. Stress Scenario LossRating Min Max Avg. AAA 3.0 90.5 17.7 2.3 AA 19.9 34.0 24.5 5.3 A 26.4 27.4 26.9 5.4 Wtd. Avg. 4.1 87.0 18.1 2.5 Private Label CMBS Subordination Wtd. Avg. Stress Scenario LossRating Min Max Avg. AAA 30.0 97.4 44.0 6.2 AA 29.4 96.8 37.8 7.0 A 25.1 75.2 44.8 8.3 Wtd. Avg. 29.8 96.3 43.4 6.4 CLOs Subordination Wtd. Avg. Stress Scenario LossRating Min Max Avg. AAA 38.8 69.6 47.0 10.9 AA 31.2 44.3 36.4 9.1 A 29.5 32.7 30.7 10.0 Wtd. Avg. 37.2 64.1 44.7 10.6 AAA 94% AA 4% A 2% AAA 86% AA 10% A 4% AAA 80% AA 16% A 4% 25

Appendix - Additional Information 26

Strong Capital Position Relative to Peers and Regulatory Requirements 27 6.5% 6.5% 13.2% 11.4%11.5% 9.8% 12.2% 11.3% 11.8% Required to be Considered Well Capitalized CET1 CET1 including AOCI CET1 Peer Median(1)(2) CCAR Stress Test Trough BankUnited, N.A BankUnited, Inc —% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 1. Peer information based on June 30 Call Report data for banks with total assets between $20 billion and $100 billion 2. Peer information for comparison to BankUnited, Inc. is based on June 30 data for publicly traded companies between $20 billion and $100 billion. At September 30, 2023

Stress Testing Results(3) ($ in millions) 28 2.7% 3.3% 0.7% 2.2% Commercial CRE Residential Total —% 1.0% 2.0% 3.0% 4.0% 4.7% 0.5% 3.1% 2.6% 6.6% 4.8% 3.3% 2.3% 0.2% 1.5% 1.0% 5.3% 1.9% 1.7% CCAR Severely Adverse Scenario Moody’s S4 Office Industrial Multifamily Retail Hotel Other Total —% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% $237 $187 $49 $473 Lifetime expected losses in the CCAR severely adverse scenario $90 $6 $36 $23 $28 $4 $187 Lifetime expected losses in the CCAR severely adverse scenario 1. Excludes Pinnacle municipal finance and mortgage warehouse lending. 2. Construction loans are included in the chart by their applicable property type. • Bank remains well above well capitalized threshold under hypothetical severe stress • CET 1 ratio trough of 11.8% at the Bank level in CCAR severely adverse scenario CRE Portfolio Stress Test Results(2) Loan Portfolio Stress Test Results(1) 3. Stress testing results based on loan portfolio as of December 31, 2022.

Liquidity 29

Ample Liquidity Coverage of Uninsured Deposits ($ in millions) 30 Insured Deposits Total Deposits $ 26,113 Estimated Uninsured Deposits $ 12,033 Less: Collateralized deposits (2,830) Less: Affiliate deposits (312) Adjusted Uninsured Deposits $ 8,891 Estimated Insured and Collateralized Deposits $ 17,222 Insured and Collateralized Deposits to Total Deposits 66 % Available Liquidity(1) $ 14,356 Available Liquidity to Uninsured, Uncollateralized Deposits Ratio 161% 1. Cash + Capacity at FHLB + Capacity at FRB + Unencumbered securities At September 30, 2023

Available Liquidity ($ in millions) 31 Same Day Available Liquidty $14,673 $14,356 $301 $379 $4,554 $4,970 $8,947 $7,857 $871 $1,150 Cash FHLB Capacity Capacity at the Fed Unencumbered Securities 06/30/23 09/30/23

Non-GAAP Financial Measures 32

Non-GAAP Financial Measures 33 Tangible book value per common share is a non-GAAP financial measure. Management believes this measure is relevant to understanding the capital position and performance of the Company. Disclosure of this non-GAAP financial measure also provides a meaningful basis for comparison to other financial institutions as it is a metric commonly used in the banking industry. The following table reconciles the non-GAAP financial measurement of tangible book value per common share to the comparable GAAP financial measurement of book value per common share at September 30, 2023 (in thousands except share and per share data): September 30, 2023 Total stockholders’ equity (GAAP) $ 2,524,070 Less: goodwill 77,637 Tangible stockholders’ equity (non-GAAP) $ 2,446,433 Common shares issued and outstanding 74,413,059 Book value per common share (GAAP) $ 33.92 Tangible book value per common share (non-GAAP) $ 32.88

Non-GAAP Financial Measures 34 PPNR is a non-GAAP financial measure. Management believes this measure is relevant to understanding the performance of the Company attributable to elements other than the provision for credit losses and the ability of the Company to generate earnings sufficient to cover estimated credit losses. This measure also provides a meaningful basis for comparison to other financial institutions since it is commonly employed and is a measure frequently cited by investors and analysts. The following table reconciles the non-GAAP financial measure of PPNR to the comparable GAAP financial measurement of income before income taxes for the periods indicated (in thousands): Three Months Ended September 30, 2023 June 30, 2023 September 30, 2022 Income before income taxes (GAAP) $ 62,427 $ 78,630 $ 117,083 Plus: provision for credit losses 33,049 15,517 3,720 PPNR (non-GAAP) $ 95,476 $ 94,147 $ 120,803